Exhibit 99.1

Quantum Reports Preliminary Revenue Results for Fourth Quarter Fiscal 2022 and Provides Update on Debt Arrangements

SAN JOSE, Calif., April 11, 2022 -- Quantum Corporation (NASDAQ: QMCO) announced today preliminary revenue results for its fiscal fourth quarter ended March 31, 2022. Revenue is expected to be $93 million, plus or minus $1 million, which is a tighter range with a higher midpoint from its original guidance of $92 million, plus or minus $5 million. As it is early in the financial closing process, the Company is not providing additional financial metrics or results for the fourth quarter.

As announced on March 29, 2022, Quantum commenced a Rights Offering to raise gross proceeds of up to approximately $67.5 million (the "Rights Offering"). As previously reported, the Company has entered into an Investment Commitment Agreement with certain large security holders that have agreed to exercise basic and over-subscription rights for up to an aggregate of approximately $55.0 million in the Rights Offering. All of the Company’s directors and certain executive officers who are eligible to participate have indicated that they plan to participate in the Rights Offering. As part of the announcement of the Rights Offering, the Company also entered into an amendment to its Term Loan Credit and Security Agreement and an amendment to the Amended and Restated Revolving Credit and Security Agreement to among other things, waive applicable covenants for the fourth fiscal quarter.

In connection with the closing of the Rights Offering, which is currently anticipated to occur the week of April 18, 2022, the Company intends to reduce its outstanding term debt by $20 million, with the remaining proceeds used to bolster its cash position. Also, upon the closing of the Rights Offering, Quantum intends to further amend its credit agreements to increase the borrowing capacity on its revolving line of credit from $30 million to $40 million and to reset the financial covenants in a manner that will be supportive of the Company beyond the current period.

“I am pleased to report stronger preliminary revenue results for the fourth quarter,” said Jamie Lerner, Chairman and CEO of Quantum. “We believe closing the Rights Offering in the coming weeks can significantly strengthen our balance sheet and liquidity, with the potential to significantly reduce our net term loan debt to less than $40 million with a fully subscribed offering. In addition to reducing the related interest expense on our term loan debt, we plan to ensure further financial flexibility by increasing the borrowing capacity of our revolver by $10 million. Collectively, we believe these actions should provide greater financial stability in a challenging environment, allowing us to focus on supporting our customers and operational execution.”

Quantum has not completed preparation of its financial statements for its fiscal fourth quarter and fiscal year 2022. The preliminary, unaudited results presented in this press release for the three-months ended March 31, 2022 are based on current expectations and remain subject to adjustment. Quantum will report its complete financial results and other metrics during its fiscal fourth quarter and fiscal year 2022 conference call in early June.

Quantum has filed a shelf registration statement on Form S-3 with the Securities and Exchange Commission (the “SEC”), and related prospectus, dated December 9, 2020, as supplemented by the prospectus supplement dated March 29, 2022, for the offering to which this communication relates. Before you invest, you should read the prospectus supplement and the accompanying prospectus and other documents the issuer has filed with the SEC for more complete information about the issuer and the

Exhibit 99.1
Rights Offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.

Quantum has engaged Alliance Advisors, LLC to act as information agent with respect to the Rights Offering. To obtain copies of the Rights Offering prospectus supplement and any related materials, please contact the information agent, Alliance Advisors, LLC, toll free at (833) 786-6484, by email at QMCO@allianceadvisors.com, or by mail at Alliance Advisors, LLC, 200 Broadacres Dr., 3rd Floor, Bloomfield, NJ 07003.

This press release does not constitute an offer to sell or the solicitation of an offer to buy Quantum’s common stock in its Rights Offering, nor will there be any sale of these securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful. Any offer will be made only by means of a prospectus and prospectus supplement forming part of the registration statement.

About Quantum

Quantum technology, software, and services provide the solutions that today's organizations need to make video and other unstructured data smarter – so their data works for them and not the other way around. With over 40 years of innovation, Quantum's end-to-end platform is uniquely equipped to orchestrate, protect, and enrich data across its lifecycle, providing enhanced intelligence and actionable insights. Leading organizations in cloud services, entertainment, government, research, education, transportation, and enterprise IT trust Quantum to bring their data to life, because data makes life better, safer, and smarter. Quantum is listed on Nasdaq (QMCO) and the Russell 2000® Index. For more information visit www.quantum.com.

Quantum and the Quantum logo are registered trademarks of Quantum Corporation and its affiliates in the United States and/or other countries. All other trademarks are the property of their respective owners.

Forward-Looking Information

The information provided in this press release may include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 (“Exchange Act”). These forward-looking statements are largely based on our current expectations and projections about future events and financial trends affecting our business. Such forward-looking statements include, in particular, statements related to our preliminary financial results; expectations regarding increasing the borrowing capacity on our revolving line of credit and resetting the financial covenants in a manner that will be supportive of the Company beyond the current period, and the effects of such changes on the Company; anticipated use of proceeds from the Rights Offering; and timing of the closing of the Rights Offering.

These forward-looking statements may be identified by the use of terms and phrases such as “anticipates”, “believes”, “can”, “could”, “estimates”, “expects”, “forecasts”, “intends”, “may”, “plans”, “projects”, “targets”, “will”, and similar expressions or variations of these terms and similar phrases. Additionally, statements concerning future matters and other statements regarding matters that are not historical are forward-looking statements. Investors are cautioned that these forward-looking statements relate to future events or our future performance and are subject to business, economic, and other risks and uncertainties, both known and unknown, that may cause actual results, levels of activity, performance or achievements to be materially different from those expressed or implied by any forward-looking statements.

These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected, including without limitation, the following: risks related to the need to address the many challenges facing our business; the potential impact of the COVID-19 pandemic on our

Exhibit 99.1
business, including potential disruptions to our supply chain, employees, operations, sales and overall market conditions; the competitive pressures we face; risks associated with executing our strategy; the distribution of our products and the delivery of our services effectively; the development and transition of new products and services and the enhancement of existing products and services to meet customer needs and respond to emerging technological trends; estimates and assumptions related to the cost (including any possible disruption of our business) and the anticipated benefits of the Rights Offering; termination of the investment commitment agreement with committed purchasers in the Rights Offering; our stock price performance and general stock market volatility; the impact of political and economic instability and geopolitical tensions, including outbreak or escalation of hostilities, wars, or other acts of aggression, such as the current conflict in Ukraine, terrorism and political unrest, boycotts, curtailment of trade, government sanctions and other business restrictions; the risk that we will not be able to come to an agreement at all or on terms acceptable to us with our lenders to amend our credit agreements to increase the borrowing capacity on our revolving line of credit and to reset the financial covenants currently applicable to us; the outcome of any claims and disputes; and other risks that are described herein, including but not limited to the items discussed in “Risk Factors” in our filings with the Securities and Exchange Commission, including our Form 10-K filed with the Securities and Exchange Committee on May 26, 2021 and our Form 10-Q filed on February 9, 2022. We do not intend to update or alter our forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law or regulation.

Investor Relations Contacts:
Shelton Group
Leanne Sievers | Brett Perry
P: 949-224-3874 | 214-272-0070
E: sheltonir@sheltongroup.com